Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT dated as of February 26, 2021 (this “Agreement”), among ZIMMER BIOMET HOLDINGS, INC., a Delaware corporation (the “Company”), ZIMMER BIOMET G.K., a company organized under the laws of Japan (the “Initial Japanese Borrower”), ZIMMER LUXEMBOURG II S.À.R.L., a company organized under the laws of Luxembourg, inclusive of its Winterthur Branch (the “Luxembourg Borrower”), BARCLAYS BANK PLC, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as the General Administrative Agent.

WHEREAS, reference is made to the Credit Agreement dated as of November 1, 2019, as amended by the First Amendment dated as of April 23, 2020 (as so amended, and as it may be otherwise amended, restated or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Initial Japanese Borrower, the Luxembourg Borrower, the other Borrowing Subsidiaries party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, JPMorgan Chase Bank, N.A., Tokyo Branch, as administrative agent for the Japanese Lenders, and J.P. Morgan AG (as successor in interest to J.P. Morgan Europe Limited), as administrative agent for the European Lenders.

WHEREAS, the Company has requested, and Barclays Bank PLC (the “Incremental Lender”) has agreed, that pursuant to Section 5.05 of the Credit Agreement the Incremental Lender provide a Multicurrency Commitment in the amount of US$90,000,000 (the resulting increase in the Commitments being referred to as the “Commitment Increase”), on the terms and subject to the conditions set forth herein and in the Credit Agreement;

WHEREAS, immediately following the effectiveness of the Commitment Increase and prior to the Commitment Reduction (as defined below), the aggregate amount of the Commitments shall equal to US$1,590,000,000;

WHEREAS, the Company desires, notwithstanding the effectiveness of the Commitment Increase, to preserve the aggregate amount of the Commitments at US$1,500,000,000, and in furtherance of the foregoing desires to reduce Commitments of each Class as set forth herein; and

WHEREAS, in connection with the foregoing, the Company has requested that the Credit Agreement be amended as set forth herein and the General Administrative Agent and the Lenders party hereto, constituting the Required Lenders, have agreed so to amend the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2.  Incremental Multicurrency Commitment. The Incremental Lender agrees that, on and as of the Second Amendment Effective Date (as defined below) and immediately prior to the effectiveness of the Commitment Reduction, the Incremental Lender shall

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have a Multicurrency Commitment in an amount equal to US$90,000,000.  From and after the Second Amendment Effective Date, the Incremental Lender be deemed to be a party to the Credit Agreement and a Multicurrency Lender and a Lender thereunder and shall be entitled to all rights, benefits and privileges accorded a Multicurrency Lender and a Lender thereunder and subject to all obligations of a Multicurrency Lender and a Lender thereunder.  To the extent its consent is required under Section 5.05(a) of the Credit Agreement, the General Administrative Agent hereby approves the Incremental Lender as a Multicurrency Lender.

SECTION 3.  Commitment Reduction.  Pursuant to the Commitment Reduction Notice (as defined below), the aggregate amount of the Commitments shall be reduced on the Second Amendment Effective Date and immediately after the effectiveness of the Commitment Increase by US$90,000,000 to US$1,500,000,000 (the “Commitment Reduction”), such reduction to be applied (a) to each Class of the Commitments, ratably based on the proportion that the aggregate amount of the Commitments of such Class bears to the aggregate amount of all the Commitments and (b) within each Class of the Commitments, ratably among the Lenders of such Class in accordance with their respective Commitments of such Class, such that each Lender shall hold Commitments of such Class, and in such amount, as is set forth on Schedule 2.01 attached hereto.

SECTION 4.  Certain Other Amendments. The Credit Agreement is hereby amended as follows:

(a)  Section 5.03(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Company may at any time terminate, or from time to time reduce, the Commitments of a Class; provided that (i) each reduction of the Commitments of a Class shall be in an amount that is an integral multiple of US$1,000,000 and not less than US$3,000,000 (except, in each case, as otherwise may be agreed by the General Administrative Agent) and (ii) the Company shall not terminate or reduce the Commitments of a Class if, after giving effect to any concurrent prepayment of the Revolving Loans of such Class, (A) the total Revolving Credit Exposures of such Class would exceed the total Commitments of such Class or (B) the sum of the total Revolving Credit Exposures plus the total Competitive Loan Exposures would exceed the total Commitments.”

(b)  Section 5.05(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Notwithstanding the foregoing, no increase in any Commitment shall become effective under this Section 5.05 unless (i) on the date thereof, the conditions set forth in Section 7.02(b) (without giving effect to the parenthetical therein and with references therein to a Borrowing being deemed to be references to such increase, and with Section 6.05(a) being deemed for this purpose to refer to the most recent financial statements delivered pursuant to Sections 8.03(a) and 8.03(b), provided that, notwithstanding the foregoing, for purposes of this Section 5.05(d) the provisions of Section 6.05(b) may be deemed, if so agreed by the Company and the Person or Persons providing such increase, to include a COVID-19 related

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exception in the manner agreed by the Company and such Person or Persons) shall be satisfied and no Default shall have occurred and be continuing, and the General Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Company, and (ii) the General Administrative Agent shall have received legal opinions (unless otherwise agreed by the General Administrative Agent), board resolutions (or reaffirmation of the continuing effectiveness of previously adopted board resolutions applicable thereto) and certificates consistent with those delivered on the Effective Date under Sections 7.01(b) and 7.01(e).”

SECTION 5.  Representations and Warranties.  The Company represents and warrants to the Incremental Lender, the other Lenders and the General Administrative Agent that:

(a)  This Agreement has been duly authorized by all necessary corporate or other organizational and, if required, stockholder action of each Borrower and has been duly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable against it in accordance with its terms (subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity)).

(b)  On and as of the Second Amendment Effective Date, before and after giving effect to this Agreement:

(i)  the representations and warranties of each Borrower set forth in the Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date; provided that (A) to the extent such representations and warranties expressly relate to an earlier date, they are true and correct in all material respects as of such earlier date, and (B) to the extent such representations and warranties are qualified by materiality, such representations and warranties are true and correct in all respects; provided further that for purposes of this Section 5(b)(i), for purposes of determining the accuracy of the representation and warranty set forth in Section 6.05(b) of the Credit Agreement as of the Second Amendment Effective Date, the impacts of the novel coronavirus COVID-19 pandemic on the business, operations or financial condition of the Company and its Subsidiaries, taken as a whole, that occurred prior to the Second Amendment Effective Date and that were disclosed to the Lenders prior to the Second Amendment Effective Date, pursuant to the Memorandum to Lenders dated February 22, 2021 regarding Public Filings – COVID-19 Disclosures, will be disregarded; and

(ii)  no Default has occurred and is continuing.

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SECTION 6.  Effectiveness.  This Agreement shall become effective as of the first date (the “Second Amendment Effective Date”) on which:

(a)  the General Administrative Agent shall have executed a counterpart of this Agreement and the General Administrative Agent (or its counsel) shall have received from the Company, the Initial Japanese Borrower, the Luxembourg Borrower, the Incremental Lender and the Lenders constituting (as of immediately prior to the Second Amendment Effective date) the Required Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the General Administrative Agent (which may include fax or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

(b)  the General Administrative Agent shall have received such documents and certificates as the General Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Borrower, the authorization of the transactions contemplated hereby and other legal matters relating to the Borrowers and this Agreement, all in form and substance reasonably satisfactory to the General Administrative Agent;

(c)  the General Administrative Agent (or its counsel) shall have received a favorable written opinion (addressed to the General Administrative Agent, the Incremental Lender and the other Lenders and dated the Second Amendment Effective Date) from Faegre Drinker Biddle & Reath LLP, U.S. counsel for the Borrowers, covering such matters relating to the Borrowers and this Agreement as the General Administrative Agent shall reasonably request (and the Company hereby requests such counsel to deliver such opinion);

(d)  the General Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and executed by a Financial Officer of the Company, confirming the accuracy of the representations and warranties set forth in Section 5 of this Agreement;

(e)  (i) the General Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by any Borrower under the Credit Agreement and (ii) the Incremental Lender shall have received from the Company such fees as shall have been agreed to between the Incremental Lender and the Company; and

(f)  the Company shall have delivered to the General Administrative Agent, in accordance with Section 5.03(c) of the Credit Agreement, as amended hereby, a written notice of the Commitment Reduction (the “Commitment Reduction Notice”), it being understood that the Commitment Reduction Notice may state that it is conditioned upon the occurrence of the Second Amendment Effective Date and may be revoked by the Company (by notice to the General Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

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The General Administrative Agent shall notify the Borrowers and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 7.  Reaffirmation of Guaranty. The Company hereby ratifies and affirms its guaranty under Section 12.16 of the Credit Agreement and agrees that the Company continues to unconditionally and irrevocably guarantee as a primary obligor all of the Borrowing Subsidiary Obligations (including any Borrowing Subsidiary Obligations arising under the Commitment Increase).

SECTION 8.  Effect of this Agreement.  (a)  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agents, the Issuing Lenders or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrowers to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(a)  On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.  This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents, a written notice referred to in Section 5.05(a) of the Credit Agreement and an “Incremental Assumption Agreement” for purposes of Section 5.05 of the Credit Agreement.

SECTION 9.  Applicable Law.  This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 10.  Incorporation by Reference.  The provisions of Sections 12.09, 12.10, 12.11, 12.13 and 12.14 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

ZIMMER BIOMET HOLDINGS, INC.

by  /s/ Pradipto Bagchi

Name: Pradipto Bagchi

Title: Vice President and Treasurer

ZIMMER BIOMET G.K.

by  /s/ Chad F. Phipps

Name: Chad F. Phipps

Title: Executive Manager

ZIMMER LUXEMBOURG II S.À.R.L.

by /s/Jitender Sahni

Name: Jitender Sahni

Title: Manger

[Signature Page to Zimmer Second Amendment]

JPMORGAN CHASE BANK, N.A., individually and as General Administrative Agent,

by	/s/ Stacey Zoland
Name: Stacey Zoland Title: Executive Director

[Signature Page to Zimmer Second Amendment]

BARCLAYS BANK PLC, as Incremental Lender,

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn Title: Director

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: BANK OF AMERICA, N.A.
by
/s/ Darren Merten
Name: Darren Merten
Title: Director

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: Wells Fargo Bank, N.A.

/s/ Andrea S Chen
Name: Andrea S Chen
Title: Managing Director

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: BNP Paribas
by
/s/ John Bosco
Name: John Bosco
Title: Managing Director

For any Lender that requires a second signature line:
by
/s/ Michael Pearce
Name: Michael Pearce
Title: Managing Director

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: Citibank, N.A.

/s/ Eugene Yermash
Name: Eugene Yermash
Title: Vice President

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:

Name: Judith Smith
Title: Authorized Signatory

By:
/s/ Jessica Gavarkovs
Name: Jessica Gavarkovs
Title: Authorized Signatory

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: Credit Suisse (Switzerland) Ltd.
by
/s/ Bettina Fahmi
Name: Bettina Fahmi
Title: Assistant Vice President /s/ Christophe Muller________________ Name: Christophe Muller Title: Managing Director

For any Lender that requires a second signature line:
by

Name:
Title:

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: HSBC Bank USA, N.A.
by
/s/ Iain P. Stewart
Name: Iain P. Stewart
Title: Managing Director

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: MIZUHO BANK, LTD.
by
/s/ Edward Sacks
Name: Edward Sacks
Title: Executive Director

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: MUFG Bank, Ltd.
by
/s/ Harry Schwarz
Name: Henry Schwarz
Title: Authorized Signatory

For any Lender that requires a second signature line:
by

Name:
Title:

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: Sumitomo Mitsui Banking Corporation
by
/s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director

[Signature Page to Zimmer Second Amendment]

BANK OF MONTREAL:

by

/s/ Jennifer Wolter

Name:  Jennifer Wolter

Title: Director

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: Goldman Sachs Bank USA
by
/s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: TD Bank, N.A.
by
/s/ Vijay Prasad
Name: Vijay Prasad
Title: Sr Vice President

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: UniCredit Bank AG, New York Branch
by
/s/ Fabio Della Malva
Name: Fabio Della Malva
Title: Managing Director

For any Lender that requires a second signature line:
by
/s/ Laura Shelmerdine
Name: Laura Shelmerdine
Title: Associate Director

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: Bank of China, Chicago Branch
by
/s/ Kai Wu
Name: Kai Wu
Title: SVP & Deputy Branch Manager

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: DZ Bank AG New York Branch
by
/s/ Oliver Hildenbrand
Name: Oliver Hildenbrand
Title: Director

For any Lender that requires a second signature line:
by
/s/ Heiko Voss
Name: Heiko Voss
Title: Assistant Vice President

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: PNC BANK, NATIONAL ASSOCIATION, as a lender
by
/s/ Eric Estes
Name: Eric Estes
Title: Senior Vice President

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: The Northern Trust Company
by
/s/ Lisa DeCristofaro
Name: Lisa DeCristofaro
Title: SVP

[Signature Page to Zimmer Second Amendment]

LENDER SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2019 OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: LAKE CITY BANK
by
/s/ Donald J Robinson-Gay
Name: Donald J Robinson-Gay
Title: SVP

[Signature Page to Zimmer Second Amendment]